Exhibit 99.2

scansource

Fiscal First Quarter

2027 Earnings

"Top-line demand was strong this quarter, and we grew net sales and gross profits in both segments. We're executing our strategy and expanding our total addressable market. In September, we closed the MicroAge acquisition, which enhances our solution capabilities and aligns with our 3-year strategic goals."

Mike Baur

Chair and CEO, ScanSource, Inc.

Key Highlights

Strong Top-Line Demand, Raising Outlook to Include MicroAge

Q1 Large Deals Drive a Lower-Margin Mix

Executing Capital Allocation: Acquisitions and Share Repurchases

Net Sales and Gross Profit Growth in Both Segments

Consolidated	Specialty Technology Solutions Segment	Intelisys & Solution Services Segment
Net Sales +30% Y/Y $962M	**STS, Net Sales +28% Y/Y** $917M	**I&SS, Net Sales +86% Y/Y** $45M
Gross Profit +9% Y/Y $117M, 12.2% margin	**STS, Gross Profit +3% Y/Y** $87M, 9.4% margin	**I&SS, Gross Profit +29% Y/Y** $30M, 67.4% margin

© ScanSource 2026

First Quarter Operating Metrics

Operating results included $4.5M of higher bad debt expense, primarily in Brazil ($0.16 diluted EPS reduction)

$0.42 per share
GAAP Diluted EPS
-53% Y/Y

$31.3M, -19% Y/Y
Adjusted EBITDA*
3.25%
Adjusted EBITDA Margin *

-$42M QTR
Operating Cash Flow
-$44M QTR
Free Cash Flow*

$0.86 per share
Non-GAAP Diluted EPS*
-19% Y/Y

2.0x
Net Debt* to
TTM Adjusted EBITDA*

10.7%
Adjusted ROIC*
$5M in share repurchases

Fiscal Year 2027 Annual Outlook

Updated November 5, 2026 to include the acquisition of MicroAge, which closed on September 1, 2026

Net Sales
$3.8 billion to $4.0 billion

Adjusted EBITDA*
$175 million to $185 million

Free Cash Flow*
At least $85 million

3-Year Strategic Goals

Gross Profit Growth CAGR	Recurring Revenue GP as % Gross Profit	Adjusted EBITDA Margin*	Free Cash Flow Conversion as % Non-GAAP Net Income*	Adjusted ROIC*
5%-7%	Build to 50%	~6%	Consistent 80%+ annual basis	Mid-Teens

* Non-GAAP measure

For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's first quarter fiscal year 2027 news release issued on November 5, 2026, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here].

2

© ScanSource 2026

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY27 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, tariffs and changes in trade policy, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger channel sales partners and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, including new or increased tariffs, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major channel sales partners, relationships with key suppliers and channel sales partners or a termination or a modification of the terms under which it operates with these key suppliers and channel sales partners, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2026, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 3

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary

($ in thousands, except per share data)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 962,294	$ 953,109	$ 766,790	$ 766,512	$ 739,650	1%	30%
Gross profit	$ 116,944	$ 119,849	$ 107,124	$ 102,910	$ 107,473	(2)%	9%
Gross profit margin %	*12.2 %*	*12.6 %*	*14.0 %*	*13.4 %*	*14.5 %*	*(42) bp*	*(238) bp*
SG&A expenses	$ 96,509	$ 81,722	$ 78,066	$ 78,114	$ 75,275	18%	28%
Operating income	$ 12,393	$ 31,737	$ 23,120	$ 17,868	$ 25,903	*(61)%*	*(52)%*
Operating income margin %	*1.29 %*	*3.33 %*	*3.02 %*	*2.33 %*	*3.50 %*	*(204) bp*	*(221) bp*
Net income	$ 8,691	$ 25,618	$ 16,885	$ 16,493	$ 19,878	*(66)%*	*(56)%*
Diluted EPS	$ 0.42	$ 1.24	$ 0.78	$ 0.75	$ 0.89	*(66)%*	*(53)%*
Select reported non-GAAP measures:							
Non-GAAP operating income	$ 22,950	$ 37,858	$ 27,719	$ 23,219	$ 30,911	(39)%	(26)%
Non-GAAP operating income margin %	*2.38 %*	*3.97 %*	*3.61 %*	*3.03 %*	*4.18 %*	*(159) bp*	*(179) bp*
Non-GAAP net income	$ 17,710	$ 30,280	$ 20,372	$ 17,611	$ 23,685	(42)%	(25)%
Non-GAAP diluted EPS	$ 0.86	$ 1.46	$ 0.94	$ 0.80	$ 1.06	(41)%	(19)%
Adjusted EBITDA (non-GAAP)	$ 31,298	$ 46,148	$ 35,621	$ 31,193	$ 38,590	(32)%	(19)%
Adjusted EBITDA margin % (non-GAAP)	*3.25 %*	*4.84 %*	*4.65 %*	*4.07 %*	*5.22 %*	*(159) bp*	*(197) bp*
Adjusted ROIC (non-GAAP)	10.7 %	18.2 %	14.3 %	11.9 %	14.6 %	(750) bp	(390) bp
Operating cash flow (QTR)	$ (42,304)	$ (2,272)	$ 71,353	$ 30,838	$ 23,211		
Less: Capital expenditures (QTR)	$ (1,842)	$ (2,517)	$ (2,399)	$ (1,975)	$ (2,395)		
Free cash flow (QTR) (Non-GAAP)	$ (44,146)	$ (4,789)	$ 68,954	$ 28,863	$ 20,816		
Operating cash flow (TTM)	$ 57,615	$ 123,130	$ 133,046	$ 127,751	$ 90,723		
Less: Capital expenditures (TTM)	$ (8,733)	$ (9,286)	$ (9,286)	$ (8,307)	$ (8,306)		
Free cash flow (TTM) (Non-GAAP)	$ 48,882	$ 113,844	$ 123,760	$ 119,444	$ 82,417		

Note: Margin % reflects measure as a percentage of net sales.

scansource.com 4 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26	Q/Q	Y/Y
Net sales	$ 917,299	$ 927,179	$ 740,765	$ 741,540	$ 715,447	(1)%	28%
Gross profit	$ 86,600	$ 94,093	$ 81,421	$ 78,228	$ 83,903	(8)%	3%
Gross profit margin %	*9.4 %*	*10.1 %*	*11.0 %*	*10.5 %*	*11.7 %*	*(71) bp*	*(229) bp*
GAAP operating income	$ 10,170	$ 27,604	$ 15,133	$ 11,001	$ 20,375	(63)%	(50)%
GAAP operating income margin %	*1.11 %*	*2.98 %*	*2.04 %*	*1.48 %*	*2.85 %*	*(187) bp*	*(174) bp*
Add: Intangible amortization expense	$ 1,843	$ 1,843	$ 1,812	$ 2,097	$ 2,216		
Add: Change in fair value	$ 473	$ (440)	$ 410	$ 1,128	$ 145		
Add: Tax recovery[(a)]	$ —	$ —	$ —	$ (789)	$ —		
Non-GAAP operating income	$ 12,486	$ 29,007	$ 17,355	$ 13,437	$ 22,736	*(57)%*	*(45)%*
Non-GAAP operating income margin %	*1.36 %*	*3.13 %*	*2.34 %*	*1.81 %*	*3.18 %*	*(177) bp*	*(182) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 10,170	$ 27,604	$ 15,133	$ 11,001	$ 20,375	(63)%	(50)%
Plus:							
Depreciation expense	1,761	1,695	1,658	1,606	1,753		
Intangible amortization expense	1,843	1,843	1,812	2,097	2,216		
Interest income	2,444	3,077	2,246	3,132	2,926		
Other income/(expense), net	(46)	(308)	(223)	(650)	(186)		
EBITDA (non-GAAP)	16,172	33,911	20,626	17,186	27,084	(52)%	(40)%
Adjustments:							
Share-based compensation expense	3,346	3,240	3,641	3,347	2,551	3%	31%
Change in fair value	473	(440)	410	1,128	145		
Tax recovery[(a)]	—	—	—	(789)	—		
Adjusted EBITDA (non-GAAP)	$ 19,991	$ 36,711	$ 24,677	$ 20,872	$ 29,780	*(46)%*	*(33)%*
Adjusted EBITDA margin % (non-GAAP)	*2.18 %*	*3.96 %*	*3.33 %*	*2.81 %*	*4.16 %*	*(178) bp*	*(198) bp*

[(a)] *Recovery of prior period indirect taxes in Brazil*

scansource.com 5 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Intelisys & Solution Services, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26	Q/Q	Y/Y
Net sales	$ 44,995	$ 25,930	$ 26,025	$ 24,972	$ 24,203	*74%*	86%
Gross profit	$ 30,344	$ 25,756	$ 25,703	$ 24,682	$ 23,570	*18%*	29%
Gross profit margin %	*67.4 %*	*99.3 %*	*98.8 %*	*98.8 %*	*97.4 %*	*(3190) bp*	*(3000) bp*
GAAP operating income	$ 8,265	$ 7,106	$ 8,145	$ 7,513	$ 5,818	16%	42%
GAAP operating income margin %	18.37 %	27.40 %	31.30 %	30.09 %	24.04 %	*(903) bp*	*(567) bp*
Add: Intangible amortization expense	$ 2,819	$ 2,188	$ 2,188	$ 2,188	$ 2,188		
Add: Change in fair value	$ (620)	$ (450)	$ 30	$ 81	$ 169		
Non-GAAP operating income	$ 10,464	$ 8,844	$ 10,363	$ 9,782	$ 8,175	18%	28%
Non-GAAP operating income margin %	*23.26 %*	*34.11 %*	*39.82 %*	*39.17 %*	*33.78 %*	*(1085) bp*	*(1052) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 8,265	$ 7,106	$ 8,145	$ 7,513	$ 5,818	16%	42%
Plus:							
Depreciation expense	310	56	55	47	42		
Intangible amortization expense	2,819	2,188	2,188	2,188	2,188		
Interest income	220	193	206	231	255		
Other income/(expense), net	—	12	6	(51)	13		
EBITDA (non-GAAP)	11,614	9,555	10,600	9,928	8,316	22%	40%
Adjustments:							
Share-based compensation expense	313	332	314	312	325		
Change in fair value	(620)	(450)	30	81	169		
Adjusted EBITDA (non-GAAP)	$ 11,307	$ 9,437	$ 10,944	$ 10,321	$ 8,810	20%	28%
Adjusted EBITDA margin % (non-GAAP)	*25.13 %*	*36.39 %*	*42.05 %*	*41.33 %*	*36.40 %*	*(1127) bp*	*(1127) bp*

scansource.com 6 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

($ in thousands)

Net Sales by Segment:

	Q1 FY27	Q1 FY26	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 917,299	$ 715,447	28.2 %
Foreign exchange impact [(a)]	(2,650)	—	
Less: Acquisitions	(2,119)	—	
Non-GAAP net sales	$ 912,530	$ 715,447	27.5 %
Intelisys & Solution Services:			
Net sales, as reported	$ 44,995	$ 24,203	85.9 %
Less: Acquisitions	(20,006)	—	
Non-GAAP net sales	$ 24,989	$ 24,203	3.2 %
Consolidated:			
Net sales, as reported	$ 962,294	$ 739,650	30.1 %
Foreign exchange impact [(a)]	(2,650)	—	
Less: Acquisitions	(22,125)	—	
Non-GAAP net sales	$ 937,519	$ 739,650	26.8 %

Net Sales by Geography:

	Q1 FY27	Q1 FY26	% Change
United States & Canada:			
Net sales, as reported [(b)]	$ 913,975	$ 682,217	34.0 %
Less: Acquisitions	(22,125)	—	
Non-GAAP net sales	$ 891,850	$ 682,217	30.7 %
Brazil:			
Net sales, as reported [(c)]	$ 48,319	$ 57,433	(15.9)%
Foreign exchange impact [(a)]	(2,650)	—	
Non-GAAP net sales	$ 45,669	$ 57,433	(20.5)%
Consolidated:			
Net sales, as reported	$ 962,294	$ 739,650	30.1 %
Foreign exchange impact [(a)]	(2,650)	—	
Less: Acquisitions	(22,125)	—	
Non-GAAP net sales	$ 937,519	$ 739,650	26.8 %

[(a)] Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2026 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2025.

[(b)] Net sales in Canada are supported by U.S. operations and represent less than 5% of United States net sales for the quarters ended September 30, 2026 and 2025.

[(c)] Includes net sales from outside of the United States, Canada and Brazil, which represent less than 0.1% of Brazil net sales for the quarters ended September 30, 2026 and 2025.

scansource.com 7 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Recurring Revenue Gross Profit as a % of Gross Profit - QTR

($ in thousands)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26	Q/Q	Y/Y
Net sales by category:							
Products and services	$ 919,854	$ 911,568	$ 725,739	$ 724,489	$ 702,984	0.9 %	30.8 %
Recurring revenue [(a)]	42,440	41,541	41,051	42,023	36,666	2.2 %	15.7 %
Consolidated	$ 962,294	$ 953,109	$ 766,790	$ 766,512	$ 739,650	1.0 %	30.1 %
Recurring revenue by segment:							
Specialty Technology Solutions	$ 16,142	$ 16,600	$ 16,018	$ 18,152	$ 13,816	(2.8)%	16.8 %
Intelisys & Solution Services	26,298	24,941	25,033	23,871	22,850	5.4 %	15.1 %
Consolidated	$ 42,440	$ 41,541	$ 41,051	$ 42,023	$ 36,666	2.2 %	15.7 %
Recurring revenue gross profit by segment:							
Specialty Technology Solutions	$ 12,362	$ 12,753	$ 12,146	$ 14,373	$ 11,232	(3.1)%	10.1 %
Intelisys & Solution Services	25,985	24,941	25,033	23,871	22,850	4.2 %	13.7 %
Consolidated	$ 38,347	$ 37,694	$ 37,179	$ 38,244	$ 34,082	1.7 %	12.5 %
Gross profit by segment:							
Specialty Technology Solutions	$ 86,600	$ 94,093	$ 81,421	$ 78,228	$ 83,903	(8.0)%	3.2 %
Intelisys & Solution Services	30,344	25,756	25,703	24,682	23,570	17.8 %	28.7 %
Consolidated	$ 116,944	$ 119,849	$ 107,124	$ 102,910	$ 107,473	(2.4)%	8.8 %
Recurring revenue gross profit as % of gross profit:							
Specialty Technology Solutions	14.3 %	13.6 %	14.9 %	18.4 %	13.4 %		
Intelisys & Solution Services	85.6 %	96.8 %	97.4 %	96.7 %	96.9 %		
Consolidated	32.8 %	31.5 %	34.7 %	37.2 %	31.7 %		

[(a)] Recurring revenue represents revenue primarily agency commissions, managed connectivity, SaaS, subscription, managed services, and hardware rentals.

scansource.com 8 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 8,691	$ 25,618	$ 16,885	$ 16,493	$ 19,878
Plus:					
Interest expense	3,091	1,430	1,303	1,946	1,914
Income taxes	3,228	7,656	7,167	2,928	7,118
Depreciation and amortization	6,734	5,782	5,713	5,938	6,200
EBITDA (non-GAAP)	21,744	40,486	31,068	27,305	35,110
Adjustments:					
Change in fair value of contingent consideration	(147)	(890)	440	1,209	314
Share-based compensation	3,659	3,572	3,955	3,660	2,876
Tax recovery [(a)]	—	—	—	(789)	—
Acquisition costs	4,389	270	142	593	261
Restructuring costs	1,653	1,766	—	—	—
Cyberattack restoration costs	—	23	16	53	29
Insurance recovery, net of payments	—	—	—	(838)	—
Legal settlement	—	921	—	—	—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 31,298**	**$ 46,148**	**$ 35,621**	**$ 31,193**	**$ 38,590**
Invested Capital Calculation					
Equity - beginning of quarter	$ 910,792	$ 906,261	$ 910,886	$ 914,032	$ 906,393
Equity - end of quarter	915,655	910,792	906,261	910,886	914,032
Adjustments:					
Change in fair value of contingent consideration, net	(110)	(668)	330	907	236
Share-based compensation, net	2,739	2,674	2,963	2,741	2,152
Tax recovery, net	—	—	—	(2,991)	—
Acquisition costs	4,389	270	141	593	261
Restructuring costs, net	1,241	1,326	—	—	—
Cyberattack restoration costs, net	—	17	12	39	21
Insurance recovery, net	—	—	—	(629)	—
Legal settlement, net	—	691	—	—	—
Average equity	917,353	910,682	910,297	912,789	911,548
Average funded debt [(b)]	242,334	106,622	103,210	131,470	137,113
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,159,687**	**$ 1,017,304**	**$ 1,013,507**	**$ 1,044,259**	**$ 1,048,661**
Adjusted return on invested capital (ROIC), annualized [(c)]	**10.7 %**	**18.2 %**	**14.3 %**	**11.9 %**	**14.6 %**

(a) Recovery of prior period indirect taxes in Brazil

(b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

(c) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period. The annualized Adjusted EBITDA amount is divided by days in the quarter times 365 days per year, or 366 days for a leap year.

scansource.com 9 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26
Consolidated debt (Q/E)	$ 332,370	$ 101,413	$ 102,038	$ 102,663	$ 133,913
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(45,866)	(88,374)	(120,295)	(83,466)	(124,924)
Net debt (Q/E) (non-GAAP)	**$ 286,504**	**$ 13,039**	**$ (18,257)**	**$ 19,197**	**$ 8,989**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 8,691	$ 25,618	$ 16,885	$ 16,493	$ 19,878
Plus:					
Interest expense	3,091	1,430	1,303	1,946	1,914
Income taxes	3,228	7,656	7,167	2,928	7,118
Depreciation and amortization	6,734	5,782	5,713	5,938	6,200
EBITDA (non-GAAP)	21,744	40,486	31,068	27,305	35,110
Adjustments:					
Change in fair value of contingent consideration	(147)	(890)	440	1,209	314
Share-based compensation	3,659	3,572	3,955	3,660	2,876
Tax recovery [(a)]	—	—	—	(789)	—
Acquisition costs	4,389	270	142	593	261
Restructuring costs	1,653	1,766	—	—	—
Cyberattack restoration costs	—	23	16	53	29
Insurance recovery, net of payments	—	—	—	(838)	—
Legal settlement	—	921	—	—	—
Adjusted EBITDA (non-GAAP)	$ 31,298	$ 46,148	$ 35,621	$ 31,193	$ 38,590
Adjusted EBITDA, TTM (non-GAAP) [(b)]	**$ 144,260**				
Net Debt / Adjusted EBITDA, TTM (non-GAAP)	**2.0x**				

(a) Recovery of prior period indirect taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 10 November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q1 FY27	Q4 FY26	Q3 FY26	Q2 FY26	Q1 FY26
Accounts receivable (Q/E)	$ 815,297	$ 769,750	$ 628,442	$ 605,411	$ 557,071
Days sales outstanding in receivables	76	73	74	71	68
Inventory (Q/E)	$ 547,834	$ 522,350	$ 486,628	$ 490,259	$ 505,339
Inventory turns	6.3	6.6	5.4	5.3	5.1
Accounts payable (Q/E)	$ 774,677	$ 753,275	$ 646,650	$ 576,662	$ 529,578
Paid for inventory days [(a)]	(12.4)	(12.0)	(6.6)	3.1	12.4
Working capital (Q/E) (AR+INV-AP)	$ 588,454	$ 538,825	$ 468,420	$ 519,008	$ 532,832
Cash conversion cycle	64	61	67	74	80

[(a)] *Paid for inventory days represent Q/E inventory days less Q/E accounts payable days.*

scansource.com 11 February 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income, EPS & Other - QTR

($ in thousands, except for share data)

Quarter ended September 30, 2026	Reported GAAP measure	Intangible amortization expense	Acquisition costs [(a)]	Restructuring costs	Change in fair value of contingent consideration	Cyberattack restoration costs	Legal settlement	Non-GAAP measure
SG&A expenses	$ 96,509	$ —	$ (4,389)	$ —	$ —	$ —	$ —	$ 92,120
Operating income	12,393	4,662	4,389	1,653	(147)	—	—	22,950
Pre-tax income	11,919	4,662	4,389	1,653	(147)	—	—	22,476
Net income	8,691	3,499	4,389	1,241	(110)	—	—	17,710
Diluted EPS	$ 0.42	$ 0.17	$ 0.21	$ 0.06	$ (0.01)	$ —	$ —	$ 0.86

Quarter ended June 30, 2026	Reported GAAP measure	Intangible amortization expense	Acquisition costs [(a)]	Restructuring costs	Change in fair value of contingent consideration	Cyberattack restoration costs	Legal settlement	Non-GAAP measure
SG&A expenses	$ 81,722	$ —	$ (270)	$ —	$ —	$ (23)	$ (921)	$ 80,508
Operating income	31,737	4,031	270	1,766	(890)	23	921	37,858
Pre-tax income	33,274	4,031	270	1,766	(890)	23	921	39,395
Net income	25,618	3,026	270	1,326	(668)	17	691	30,280
Diluted EPS	$ 1.24	$ 0.15	$ 0.01	$ 0.06	$ (0.03)	$ —	$ 0.03	$ 1.46

[(a)] Acquisition costs are generally nondeductible for tax purposes.

scansource.com
12
November 5, 2026

ScanSource, Inc.
Earnings Infographic
Q1 FY2027

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income, EPS & Other - QTR, continued

($ in thousands, except for share data)

Quarter ended March 31, 2026	Reported GAAP measure	Intangible amortization expense	Acquisition costs [a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery	Non-GAAP measure
SG&A expenses	$ 78,066	$ —	$ (142)	$ —	$ —	$ (16)	$ —	$ 77,908
Operating income	23,120	4,001	142	440	—	16	—	27,719
Pre-tax income	24,052	4,001	142	440	—	16	—	28,651
Net income	16,885	3,003	142	330	—	12	—	20,372
Diluted EPS	$ 0.78	$ 0.14	$ 0.01	$ 0.02	$ —	$ —	$ —	$ 0.94

Quarter ended December 31, 2025	Reported GAAP measure	Intangible amortization expense	Acquisition costs [a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery	Non-GAAP measure
SG&A expenses	$ 78,114	$ —	$ (593)	$ —	$ 789	$ (53)	$ —	$ 78,257
Operating income	17,868	4,285	593	1,209	(789)	53	—	23,219
Pre-tax income	19,421	4,285	593	1,209	(789)	53	(838)	23,934
Net income	16,493	3,199	593	907	(2,991)	39	(629)	17,611
Diluted EPS	$ 0.75	$ 0.14	$ 0.03	$ 0.04	$ (0.14)	$ —	$ (0.03)	$ 0.80

[a] Acquisition costs are generally nondeductible for tax purposes.

scansource.com
13
November 5, 2026

Operating Income, Net Income, EPS & Other - QTR, continued ($ in thousands, except for share data) Quarter ended September 30, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs (a) Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery Non-GAAP measure SG&A expenses $ 75,275 $ — $ (261) $ — $ — $ (29) $ — $ 74,985 Operating income 25,903 4,404 261 314 — 29 — 30,911 Pre-tax income 26,996 4,404 261 314 — 29 — 32,004 Net income 19,878 3,289 261 236 — 21 — 23,685 Diluted EPS $ 0.89 $ 0.15 $ 0.01 $ 0.01 $ — $ — $ — $ 1.06 (a) Acquisition costs are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q1 FY2027 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 November 5, 2026